UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 2, 2011

CELSION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, New Jersey 08648
(Address of Principal Executive Offices) (Zip Code)

(609) 896-9100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                       Regulation FD Disclosure.

The Mangrove Partners Fund, L.P., a Delaware limited partnership, Mangrove Partners, a Cayman Islands exempted company with limited liability, Mangrove Capital, a Cayman Islands exempted company with limited liability, and Nathaniel August, an individual (collectively, “Mangrove”) today filed with the Securities and Exchange Commission a Schedule 13D/A containing, among other things, Mangrove’s characterization of its recent discussions with Celsion Corporation (the “Company”) and its views regarding the conduct and performance of the Company. The Company does not concur with such characterization and views. During the discussions preceding the Company’s pending private placement financing, which is described in the Company’s Form 8-K filed with the Securities and Exchange Commission on December 1, 2011, Mangrove approached the Company, seeking to be included as an investor in that financing. The Company negotiated with Mangrove on the terms of a potential investment and proposed as part of the negotiations that Mangrove enter into a customary standstill agreement. The entities were unable to agree on terms. The Board of Directors of the Company (the “Board”) has also considered Mangrove’s request for two seats on the Board and concluded that, while the Board will continue regularly to assess the Company’s governance and strategy, it is in the best interests of the Company and its stockholders at this time to maintain the current composition of the Board and continue the Company’s current strategic plan and direction.

The information above is furnished and not filed pursuant to Item 7.01. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Dated: December 2, 2011                                                                                                 By:  /s/ Gregory Weaver
                                                                                                                                                                                  Gregory Weaver
                                                                                                                                                                                 Senior Vice President and CFO